BLACKROCK SERIES FUND, INC.
BlackRock Balanced Capital Portfolio
(the “Fund”)
Supplement dated November 19, 2021 to the
Prospectus and the Statement of Additional Information (“SAI”) of the Fund, each dated May 1, 2021, as supplemented to date
On November 9, 2021, the Board of Directors (the “Board”) of BlackRock Series Fund, Inc. (the “Corporation”) approved certain changes relating to the Fund. In particular, the Board approved (i) a change in the name of the Fund to “BlackRock Sustainable Balanced Portfolio” and (ii) certain changes to the Fund’s investment process and investment strategy. In addition to these approvals, the Fund will also make a change to one of its benchmark indexes and a change in portfolio managers. These changes are expected to become effective on or about April 4, 2022.
Accordingly, effective on or about April 4, 2022, the following changes are made to the Fund’s Prospectus and SAI, as applicable:
Change in the Fund’s Name
BlackRock Balanced Capital Portfolio is renamed BlackRock Sustainable Balanced Portfolio.
Change in the Fund’s Benchmark Index
The Fund is replacing its customized weighted benchmark index comprised of the returns of the Russell 1000® Index (60%) and the Bloomberg U.S. Aggregate Bond Index (40%) as a performance benchmark against which the Fund measures its performance with a customized weighted benchmark index comprised of the returns of the MSCI All Country World Index (60%) and the Bloomberg U.S. Aggregate Bond Index (40%).
Changes in the Fund’s Investment Strategy and Investment Process
The sections of the Prospectus entitled “Fund Overview — Key Facts About BlackRock Balanced Capital Portfolio — Principal Investment Strategies of the Fund” and “Details About the Fund — How the Fund Invests — Principal Investment Strategies,” as applicable, are deleted in their entirety and replaced with the following:
The Fund invests in a combination of equity securities, fixed-income securities and derivatives. The proportion the Fund invests in each category at any given time depends on Fund management’s view of how attractive that category appears relative to the others. The Fund intends to invest at least 25% of its assets in equity securities and at least 25% of its assets in senior fixed income securities, such as U.S. government debt securities, corporate debt securities, and mortgage-backed and asset-backed securities.
With respect to the Fund’s equity investments, the Fund primarily intends to invest in equity securities or other financial instruments that are components of, or have characteristics similar to, the securities included in the MSCI All Country World Index (the “ACWI”). The ACWI is a capitalization-weighted index from a broad range of industries chosen for market size, liquidity and industry group representation. In selecting equity investments, the Fund primarily uses proprietary return forecast models that incorporate quantitative analysis. Equity securities include common stock, preferred stock and convertible securities. The Fund primarily seeks to buy common stock and may also invest in preferred stock and convertible securities. From time to time, the Fund may invest in shares of companies through “new issues” or initial public offerings (“IPOs”). The Fund may invest in securities of both U.S. or non‑U.S. issuers without limit, which can be U.S. dollar based or non‑U.S. dollar based and may be currency hedged or unhedged. The Fund may invest in securities of companies of any market capitalization.

With respect to the Fund’s fixed-income investments, the Fund will invest primarily using model-based asset allocation and security selection models. The Fund may invest in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities; mortgage-backed securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, including U.S. agency mortgage pass-through securities; commercial mortgage-backed securities; mortgage to‑be‑announced (“TBA”) securities; debt obligations of U.S. issuers, including corporate bonds and green bonds (which are bonds with proceeds that are used to fund eligible projects with specific environmental benefits); municipal securities; asset-backed securities; and U.S.-registered dollar-denominated debt obligations of foreign issuers. The Fund may invest in bonds issued by companies located in countries other than the United States, including companies in emerging markets. These securities may have all types of interest rate payment and reset terms, including fixed rate, adjustable rate, floating rate, zero coupon, contingent, deferred, payment in kind and auction rate features. The Fund seeks to invest a substantial portion of its assets in U.S.-registered, dollar-denominated bonds. The Fund may invest up to 10% of its assets in securities rated below investment grade (“high yield” or “junk” bonds). The Fund may invest in bonds of any maturity or duration.
The Fund may invest a significant portion of its fixed income holdings in U.S. agency mortgage pass-through securities, which are securities issued by entities such as the Government National Mortgage Association (“GNMA”) and the Federal National Mortgage Association that are backed by pools of mortgages. Most transactions in mortgage pass-through securities occur through standardized contracts for future delivery in which the exact mortgage-backed securities to be delivered are not specified until a few days prior to settlement. The Fund expects to enter into such contracts on a regular basis. The Fund may also seek to gain exposure to mortgage or government-backed securities that fund societal opportunity projects or environmental development, among other ESG related issues.
The Fund may use derivatives, including options, futures, swaps (including, but not limited to, total return swaps) forward contracts and various other instruments, both to seek to increase the return of the Fund and to hedge (or protect) the value of its assets against adverse movements in currency exchange rates, interest rates and movements in the securities markets. The Fund may also invest in indexed and inverse securities.
To determine the Fund’s investable universe, Fund management will first seek to screen out certain issuers based on ESG criteria determined by BlackRock. Such screening criteria principally includes:

i.	issuers engaged in the production of controversial weapons;
ii.	issuers engaged in the production of civilian firearms;
iii.	issuers engaged in the production of tobacco-related products;
iv.
issuers that derive certain revenue from thermal coal generation, unless such issuers either (a) have made certain commitments to reduce climate impact or (b) derive revenue from alternative energy sources, and issuers that derive more than five percent of revenue from thermal coal mining. In addition, the Fund may invest in green bonds of issuers that derive certain revenue from coal generation or issuers that derive more than five percent of revenue from thermal coal mining;

v.	issuers that derive more than five percent of revenue from oil sands extraction, unless the Fund is investing in green bonds of such issuers; and
vi.
issuers identified by recognized third-party rating agencies as violators of the United Nations Global Compact, which are globally accepted principles covering corporate behavior in the areas of human rights, labor, environment, and anti-corruption.

The Fund’s screening criteria is measured at the time of investment and is dependent upon information and data that may be incomplete, inaccurate or unavailable. Where the Fund’s criteria looks solely to third-party rating agencies, issuers are only screened to the extent they have been assigned ratings, which may not be available in all circumstances. This screening criteria is subject to change over time at BlackRock’s discretion. In addition, the Fund may gain indirect exposure (through, including but not limited to, derivatives and investments in other investment companies) to issuers with exposures that are inconsistent with the ESG‑related criteria used by BlackRock as described above.

Fund management selects and weights securities based on an issuer’s ability to manage the ESG risks to which its business is exposed, as determined by BlackRock. Fund management makes such determinations based on BlackRock’s ESG research, which includes due diligence of the ESG risks and opportunities facing an issuer, as well as third-party ESG ratings. BlackRock researches and develops investment insights related to economic transition, which include target carbon transition readiness and climate opportunities.
The Fund seeks to maintain certain ESG characteristics, climate risk exposure and climate opportunities relative to the blended benchmark, which is comprised as follows: 60% MSCI All Country World Index, 40% Bloomberg U.S. Aggregate Bond Index (the “Blended Benchmark”). Specifically, the Fund generally seeks to invest in a portfolio of securities that, with respect to certain sectors, in BlackRock’s view, (i) has an aggregate ESG assessment that is better than that of such sectors within the Blended Benchmark, (ii) has an aggregate carbon emissions assessment that is lower than that of such sectors within the Blended Benchmark, and (iii) in the aggregate, includes issuers that BlackRock believes are better positioned to capture climate opportunities relative to issuers in the Blended Benchmark. The Fund may invest in other sectors that are not included in such assessments.
While Fund management considers ESG characteristics as well as climate risk exposure and climate opportunities, only one or two of these categories may be considered with respect to a particular investment or sector, and categories may be weighted differently according to the type of investment being considered.
The section of the Prospectus entitled “Details About the Fund — How the Fund Invests — Investment Process” is deleted in its entirety and replaced with the following:
Fund management utilizes a top‑down asset allocation strategy to determine the Fund’s overall exposure to equities versus fixed-income securities, as well as identify investment opportunities within equities, fixed-income and currency markets at the country and/or sector level.
Within the Fund’s equity and fixed income allocations, Fund management primarily selects individual securities for the Fund by using methods that rely on proprietary quantitative models and investment insights.
To determine the Fund’s investable universe, Fund management will first seek to screen out certain issuers based on ESG criteria determined by BlackRock. Such screening criteria principally includes:

i.	issuers engaged in the production of controversial weapons;
ii.	issuers engaged in the production of civilian firearms;
iii.	issuers engaged in the production of tobacco-related products;
iv.
issuers that derive certain revenue from thermal coal generation, unless such issuers either (a) have made certain commitments to reduce climate impact or (b) derive revenue from alternative energy sources, and issuers that derive more than five percent of revenue from thermal coal mining. In addition, the Fund may invest in green bonds of issuers that derive certain revenue from coal generation or issuers that derive more than five percent of revenue from thermal coal mining;

v.	issuers that derive more than five percent of revenue from oil sands extraction, unless the Fund is investing in green bonds of such issuers; and
vi.
issuers identified by recognized third-party rating agencies as violators of the United Nations Global Compact, which are globally accepted principles covering corporate behavior in the areas of human rights, labor, environment, and anti-corruption.

The Fund’s screening criteria is measured at the time of investment and is dependent upon information and data that may be incomplete, inaccurate or unavailable. Where the Fund’s criteria looks solely to third-party rating agencies, issuers are only screened to the extent they have been assigned ratings, which may not be available in all circumstances. This screening criteria is subject to change over time at BlackRock’s discretion. In addition, the Fund may gain indirect exposure (through, including but not limited to, derivatives and investments in other investment companies) to issuers with exposures that are inconsistent with the ESG‑related criteria used by BlackRock as described above.
Fund management selects and weights securities based on an issuer’s ability to manage the ESG risks to which its business is exposed, as determined by BlackRock. Fund management makes such determinations based on BlackRock’s ESG research, which includes due diligence of the ESG risks and opportunities facing an issuer, as well as third-party ESG ratings. BlackRock researches and develops investment insights related to economic transition, which include target carbon transition readiness and climate opportunities.
The Fund has no minimum holding period for investments, and will buy or sell securities whenever Fund management sees an appropriate opportunity.
The sections of the Prospectus entitled “Fund Overview — Key Facts About BlackRock Balanced Capital Portfolio — Principal Risks of Investing in the Fund” and “Details About the Fund — Investment Risks — Principal Risks of Investing in the Fund” are amended to add the following:

•
ESG Investing Risk — The Fund intends to screen out particular issuers pursuant to certain criteria established by BlackRock, and to measure ESG characteristics, including characteristics related to climate, with respect to certain investments pursuant to a methodology determined by BlackRock. This may affect the Fund’s exposure to certain issuers and the Fund may forego certain investment opportunities. The Fund’s results may be lower than other funds that do not seek to invest in issuers based on ESG criteria, or that use a different methodology to screen out issuers or evaluate ESG criteria. The Fund seeks to identify issuers that it believes are better positioned to manage ESG risks and opportunities related to their businesses and to avoid certain companies and industries with ESG related risks, but investors may differ in their views of what constitutes positive or negative ESG criteria. As a result, the Fund may invest in issuers that do not reflect the beliefs and values of any particular investor. In evaluating a security or issuer based on ESG criteria, BlackRock is dependent upon certain information and data from third party providers of ESG research, which may be incomplete, inaccurate or unavailable. As a result, there is a risk that BlackRock may incorrectly assess a security or issuer. There is also a risk that BlackRock may not apply the relevant ESG criteria correctly or that a Fund could have indirect exposure to issuers who do not meet the relevant ESG criteria used by such Fund. Neither the Fund nor BlackRock make any representation or warranty, express or implied, with respect to the fairness, correctness, accuracy, reasonableness or completeness of such ESG assessment. There may be limitations with respect to availability of ESG data in certain sectors, as well as limited availability of investments with positive ESG assessments in certain sectors. BlackRock’s evaluation of ESG criteria is subjective and may change over time. The Fund may not include all instruments in its ESG‑related assessments, and may place weight on other factors when selecting investments. In addition, the Fund may not be successful in its ESG‑related objectives. There is no guarantee that these objectives will be achieved, and such assessments are at BlackRock’s discretion.

Change in the Fund’s Portfolio Managers
The section of the Prospectus entitled “Fund Overview — Key Facts About BlackRock Balanced Capital Portfolio — Portfolio Manager” is deleted in its entirety and replaced with the following:
Portfolio Managers

Name	Portfolio Manager of the Fund Since	Title
Philip Green	2008	Managing Director of BlackRock, Inc.
Michael Pensky, CFA	2022	Managing Director of BlackRock, Inc.
Daniel Felder, CFA	2022	Director of BlackRock, Inc.
The section of the Prospectus entitled “Details About the Fund — How the Fund Invests — About the Portfolio Manager of the Fund” is deleted in its entirety and replaced with the following:

ABOUT THE PORTFOLIO MANAGEMENT TEAM OF THE FUND
The Fund is managed by a team of financial professionals. Philip Green, Michael Pensky, CFA and Daniel Felder, CFA are the portfolio managers and are jointly and primarily responsible for the day‑to‑day management of the Fund. Please see “Management of the Funds — Portfolio Manager Information” for additional information about the portfolio management team.
The section of the Prospectus entitled “Management of the Funds — Portfolio Manager Information — Balanced Capital Portfolio” is deleted in its entirety and replaced with the following:
Sustainable Balanced Portfolio

Portfolio Manager	Primary Role	Since	Title and Recent Biography
Philip Green	Jointly and primarily responsible for the day‑to‑day management of the Fund’s portfolio, including setting the Fund’s overall investment strategy and overseeing the management of the Fund.	2008	Managing Director of BlackRock, Inc. since 2006; Vice President of Merrill Lynch Investment Managers L.P. (“MLIM”) from 1999 to 2006.
Michael Pensky, CFA	Jointly and primarily responsible for the day‑to‑day management of the Fund’s portfolio, including setting the Fund’s overall investment strategy and overseeing the management of the Fund.	2022	Managing Director of BlackRock, Inc. since 2021; Director of BlackRock, Inc. from 2018 to 2020; Vice President of BlackRock, Inc. from 2016 to 2017; Associate of BlackRock, Inc. from 2012 to 2015.
Daniel Felder, CFA	Jointly and primarily responsible for the day‑to‑day management of the Fund’s portfolio, including setting the Fund’s overall investment strategy and overseeing the management of the Fund.	2022	Director of BlackRock, Inc. since 2021; Vice President of BlackRock, Inc. from 2017 to 2020; Associate of BlackRock, Inc. from 2014 to 2016; Analyst of BlackRock, Inc. from 2011 to 2013.
* * *
Shareholders should retain this Supplement for future reference.
PRSAI‑SER‑BC‑1121SUP

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